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[PITTSTON LOGO]



                                                                Exhibit 10(l)(v)


                                                             As of March 8, 1996


Austin F. Reed, Esq.
172 Catalpa Road
Wilton, CT  06897

Dear Mr. Reed:

               Reference is made to our letter agreement with you dated July 8, 1988 and the amendment thereto dated as of July 8, 1993 (together, the "Agreement") regarding your employment in the event of a "Change in Control" as defined in the Agreement.

               This will confirm that we have agreed to extend your Employment Period under the Agreement by deleting the figures "24" in Section 1(a) of the Agreement and substituting the figures "36".

               Please confirm that the foregoing is in accordance with our agreement.

                                            Very truly yours,

                                            THE PITTSTON COMPANY


                                                s/J.C. Farrell
                                           By______________________
                                                   Chairman



               I hereby confirm that the foregoing is in accordance with our agreement.



                                                   s/A.F. Reed
                                            -----------------------
                                                  Austin F. Reed
Dated as of  March 8, 1996
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